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EXHIBIT 10.1

ASSET PURCHASE AGREEMENT

by and among

PAR PHARMACEUTICAL, INC.

QOL MEDICAL, LLC

and, solely with respect to certain provisions,

THE MEMBERS OF QOL

dated as of March 31, 2009

NY663381v.16

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TABLE OF CONTENTS

Page

1.

Purchase and Sale of Assets

1

1.1

Purchase and Sale of Assets.

1

1.2

Grant of License.

1

1.3

Grant of Sublicense.

2

1.4

Retention of Excluded Assets; Certain Documentation.

2

2.

Assumption of Liabilities

2

2.1

Assumption of Assumed Liabilities.

2

2.2

Excluded Liabilities.

2

3.

Purchase Price and Payment.

2

3.1

Purchase Price.

2

3.2

Allocation of Purchase Price.

3

3.3

Payment of Sales, Use and Other Taxes.

3

4.

Closing

3

4.1

Time and Place.

3

4.2

Deliveries at Closing.

4

5.

Representations and Warranties of Seller.

4

5.1

Organization, Etc.

4

5.2

Authority of Seller.

5

5.3

Consents and Approvals.

5

5.4

Non-Contravention.

5

5.5

Litigation; Compliance with Applicable Laws.

6

5.6

Financial Information.

6

5.7

Contracts.

6

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5.8

Title to Acquired Assets.

7

5.9

Regulatory Issues.

8

5.10

Product Intellectual Property.

8

5.11

Tax Matters.

9

5.12

No Material Adverse Effect.

10

5.13

Brokers.

10

5.14

Disclaimer of Other Representations and Warranties.

10

6.

Representations and Warranties of Buyer.

10

6.1

Corporate Organization.

10

6.2

Authority of Buyer.

10

6.3

Consents and Approvals.

11

6.4

Non-Contravention.

11

6.5

Brokers.

11

7.

Covenants of the Parties

11

7.1

Conduct of the Business.

11

7.2

Continued Due Diligence.

12

7.3

Notices of Certain Events; Continuing Disclosure.

12

7.4

Exclusive Dealings.

13

7.5

Reasonable Best Efforts.

13

7.6

Cooperation and Transition.

13

7.7

Public Announcements.

14

7.8

Bulk Sales.

14

7.9

NDC Numbers; Marketing Materials.

14

7.10

Regulatory Matters.

15

7.11

Post-Closing Orders and Payments.

16

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7.12

Rebates; Government Price Reporting Obligations.

16

7.13

Insurance.

16

7.14

Sales Tax Certificate.

17

7.15

Further Assurances.

17

7.16

Product Returns.

17

7.17

Cooperation relating to Non-Indemnifiable Claims.

18

7.18

Release of Liens of Company Creditors.

18

8.

Conditions to the Obligations of Seller.

18

8.1

Agreements and Conditions.

18

8.2

Representations and Warranties.

18

8.3

No Legal Proceedings.

18

8.4

Officer’s Certificate.

19

8.5

Secretary’s Certificate.

19

8.6

Purchase Price.

19

8.7

Ancillary Agreements.

19

8.8

Sales Tax Certificate.

19

9.

Conditions to the Obligations of Buyer.

19

9.1

Agreements and Conditions.

19

9.2

Representations and Warranties.

19

9.3

No Legal Proceedings.

19

9.4

Officer’s Certificate.

20

9.5

Secretary’s Certificate.

20

9.6

Ancillary Agreements.

20

9.7

Certificates of Status.

20

9.8

Consents.

20

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9.9

Liens.

20

9.10

Restrictive Contracts.

20

9.11

Standstill Agreement.

20

9.12

Consummation of MDRNA Transaction.

20

9.13

Authorization Letters from DMF Holders.

20

9.14

Wholesaler Inventories.

21

9.15

Returns Report.

21

10.

Indemnification.

21

10.1

Termination of Representations and Warranties.

21

10.2

Indemnification Obligations of Seller.

21

10.3

Indemnification Obligations of Buyer.

21

10.4

Procedures for Indemnification; Defense.

22

10.5

Limitations.

23

11.

Termination and Abandonment.

24

11.1

Methods of Termination.

24

11.2

Procedure upon and Effect of Termination.

24

12.

Non-Competition; Confidentiality.

24

12.1

Non-Competition.

24

12.2

No-Competing Interests.

25

12.3

Non-Disruption.

25

12.4

Confidentiality.

25

12.5

Remedies for Breach.

25

13.

Miscellaneous

25

13.1

Notices.

25

13.2

Entire Agreement.

27

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13.3

Waiver.

27

13.4

Amendment.

27

13.5

Third Party Beneficiaries.

27

13.6

Assignment; Binding Effect.

27

13.7

Headings.

28

13.8

Severability.

28

13.9

Governing Law.

28

13.10

Consent to Jurisdiction and Forum Selection.

28

13.11

Expenses.

28

13.12

Counterparts.

28

14.

Definitions.

28

14.1

Defined Terms.

28

14.2

Construction of Certain Terms and Phrases.

38

14.3

Disclosure Schedules.

38

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ANNEXES

Annex 1 – Non-Competition Provisions

Annex 2 – Certain Provisions Applicable to QOL Members

EXHIBITS

Exhibit A – Form of Seller Letter to FDA

Exhibit B – Form of Buyer Letter to FDA

Exhibit C – Form of Assignment and Assumption Agreement

Exhibit D – Form of Escrow Agreement

Exhibit E – Form of Patent Assignment

Exhibit F – Form of Trademark Assignment

SCHEDULES

Schedule 1.3	Sublicense
Schedule 5.3(a)	Seller Governmental Consents
Schedule 5.3(b)	Seller Third Party Consents
Schedule 5.4	Non-Contravention
Schedule 5.5(a)	Litigation
Schedule 5.6	Financial Information
Schedule 5.7(b)(i)	Restrictive Contracts
Schedule 5.7(b)(ii)	Assumed Contracts
Schedule 5.8	Liens
Schedule 5.9(b)	Regulatory Issues
Schedule 5.9(c)	Improvements to Manufacturing Process
Schedule 5.10(c)	Trademarks
Schedule 5.10(d)	Annuities, Maintenance Fees and Renewals
Schedule 6.3	Buyer Governmental Consents
Schedule 7.6(c)(i)	Restrictive Contracts to Amend or Terminated Before Closing
Schedule 7.6(c)(ii)	Restrictive Contracts to Amend or Terminated After Closing
Schedule 9.9	Liens, Etc. to be Released at Closing
Schedule 14.1(a)	Inventory
Schedule 14.1(b)	Certain Product Intellectual Property

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ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is made and entered into as of March 31, 2009, by and among Par Pharmaceutical, Inc., a Delaware corporation (“Buyer”), QOL Medical, LLC, a Delaware limited liability company (“Seller”), and the members of Seller who are signatories to this Agreement (each, a “QOL Member”), it being understood that Trevor Blake and Edwin Hernandez have entered into this Agreement only with respect to Annex 1 and Annex 2 and the other QOL Members have entered into this Agreement only with respect to Annex 2. Buyer, Seller and the QOL Members are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Seller is the holder of certain Regulatory Approvals relating to Nascobal™ (cyanocobalamin, USP), both nasal spray and gel forms (as further defined herein, the “Product”); and

WHEREAS, Seller desires to sell the Regulatory Approvals and certain related assets and rights related to the Product to Buyer, and Buyer desires to purchase the  such assets and rights from Seller.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.

Purchase and Sale of Assets

1.1

Purchase and Sale of Assets.

  Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, transfer, convey, assign and deliver, or cause to be sold, transferred, conveyed, assigned and delivered, to Buyer, and Buyer shall purchase, acquire and accept from Seller, all of Seller’s right, title and interest in and to the Acquired Assets for the consideration set forth in Section 3.  At and subsequent to the Closing, the Seller shall perform all obligations required of Seller under this Agreement.

1.2

Grant of License.

(a)

Effective upon the Closing, Seller hereby grants to Buyer and its Affiliates a royalty-free, fully paid-up, perpetual, exclusive, transferable (only to a transferee of ownership of the Product), sub-licensable, world-wide and irrevocable license to use in connection with the making, having made, selling, having sold, using, and importing the

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Product and any component thereof, any and all intellectual property rights currently existing as of the Closing and owned by Seller to the extent not included in Product Intellectual Property (including tooling and equipment specifications) that are necessary for Buyer’s making, having made, selling, having sold, using and importing of the Product and any component thereof as it is being done currently or currently contemplated by or on behalf of Seller (the “Other IP”).  The Parties hereby acknowledge and agree that (i) no license rights, other than those explicitly granted by Seller under this Section 1.2(a), are implicitly granted to Buyer with respect to the Other IP, and (ii) Seller expressly reserves all of its other rights with respect to the Other IP.

(b)

Subject to license granted in Section 1.2(a), all Other IP and the confidential information therein are and will remain the exclusive property or rights of the Seller, whether or not specifically recognized or perfected under the laws of the jurisdiction in which the Product is being made, sold, used or imported.  Buyer shall treat the confidential information embodied therein in the same manner it treats it own confidential information.

1.3

Grant of Sublicense.

  Effective upon the Closing, Seller hereby grants a sublicense to Buyer and its Affiliates on terms and conditions set forth on Schedule 1.3.

1.4

Retention of Excluded Assets; Certain Documentation.

  From and after the Closing, Seller shall retain all of its right, title and interest in and to the Excluded Assets and Seller may retain, for legal and regulatory purposes only, an archival copy of all Assumed Contracts, Books and Records, Marketing Materials and other documents or materials conveyed hereunder.

2.

Assumption of Liabilities

2.1

Assumption of Assumed Liabilities.

  Subject to the terms and conditions of this Agreement, as of the Closing Date, Buyer agrees to assume, satisfy, perform, pay and discharge the Assumed Liabilities.

2.2

Excluded Liabilities.

  Seller shall retain and remain solely responsible for, and shall satisfy, perform, pay and discharge when due, any and all Excluded Liabilities.

3.

Purchase Price and Payment.

3.1

Purchase Price.

(a)

Purchase Price.  Buyer shall pay Fifty-Four Million Five Hundred Thousand Dollars ($54,500,000.00), subject to adjustment as set forth herein (the “Purchase Price”) and assume the Assumed Liabilities at Closing.

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(b)

Payments of Purchase Price.  At the Closing, Buyer shall make the following payments:

(i)

the Final Payoff Amount to the Company Creditors in accordance with the Payoff Letter;

(ii)

Two Million Dollars ($2,000,000.00) (the “Escrow Amount”) deposited by Buyer in an escrow account designated by the Escrow Agent (the “Escrow Account”) to be held in and disbursed from the Escrow Account in accordance with the terms of the Escrow Agreement, which amount shall be subject to reduction for indemnity claims in accordance with Section 10.2 and the Escrow Agreement; and

(iii)

Fifty-Two Million, Five Hundred Thousand Dollars ($52,500,000.00) minus the Final Payoff Amount, to Seller.

(c)

Escrow Release Date.  On the date one day after the date that is twenty-four (24) months following the Closing Date (such date, the “Escrow Release Date”), the Escrow Agent shall disburse to the Seller the amounts remaining in the Escrow Account, including any interest earned on the Escrow Amount, subject to any claim notice pursuant to Section 10.4 delivered to the Seller prior to 5:00 P.M. Eastern Standard Time on the Escrow Release Date (and any subsequent resolution of any disputes as provided in Section 10).

(d)

Payment of Funds.  All payments due to Seller pursuant to this Section 3.1 shall be paid by wire transfer of immediately available funds to accounts designated in writing by Seller at least two (2) Business Days prior to the Closing Date.

3.2

Allocation of Purchase Price.

  Within sixty (60) days after the Closing Date, Seller and Buyer shall agree in good faith on an allocation of the Purchase Price and all other capitalized costs among the Acquired Assets in accordance Section 1060 of the Code and the Treasury Regulations thereunder (and any state, local or foreign law, as applicable) (the “Tax Allocation”); provided, that Buyer and Seller agree that the Inventory and the non-compete provisions contained herein shall be valued at no more than $2,000,000 in the aggregate.  Each of the Parties agrees to report (and to cause its Affiliates to report) the transactions contemplated by this Agreement in a manner consistent with Section 1060 of the Code and the Treasury Regulations thereunder (and any state, local or foreign law, as applicable) and with the terms of this Agreement, including the Tax Allocation, and agrees not to take any position inconsistent therewith in any Tax Return (including IRS Form 8594), in any Tax refund claim, in any litigation or otherwise.

3.3

Payment of Sales, Use and Other Taxes.

  Seller shall be solely responsible for all sales, use, transfer, value added, gross receipts and other similar Taxes, if any, arising out of the sale by Seller of the Acquired Assets to Buyer pursuant to this Agreement, except for any recording fees due at the time of recording the assignments of any of the Acquired Assets.  Seller, as required by applicable Law, shall timely file or cause to be filed all necessary documents with respect to Taxes that are the Seller’s

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obligation.  Buyer shall be responsible for all recording fees due in connection with recording the assignment of any of the Acquired Assets from Seller to Buyer.  In addition, all personal property, ad valorem or other similar Taxes (other than and excluding income Taxes) levied with respect to the Acquired Assets for a taxable period which includes (but does not end on) the Closing Date shall be apportioned between Buyer and Seller based on the number of days included in such period through (and which includes) the Closing Date and the number of days included in such period after the Closing Date, and Buyer and Seller shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns with respect to Taxes addressed in this Section 3.3.

4.

Closing

4.1

Time and Place.

  The closing of the sale and transfer of the Acquired Assets, to be effective at 12:01 A.M. Eastern Standard Time on the Closing Date (the “Closing”), will take place at the offices of Buyer’s special counsel, K&L Gates LLP, located at 599 Lexington Avenue, New York, NY 10022, or at another place designated by Buyer, on the second (2nd) Business Day following the date on which all of the conditions to each Party’s obligations under Sections 8 and 9 have been satisfied or (if permitted) waived, or at such other time, date and/or place as mutually agreed to by the Parties hereto (such date of the Closing being hereinafter referred to as the “Closing Date”).

4.2

Deliveries at Closing.

(a)

Closing Deliveries by Seller.  At the Closing, Seller shall deliver or cause to be delivered: (i) immediately following the Closing to the FDA, a letter duly executed by Seller notifying the FDA of transfer of Seller’s rights to the Regulatory Approvals to Buyer, the form of which is attached hereto as Exhibit A; (ii) to Buyer, (A) physical possession of the Inventory by means of instruction to the third party in possession of the Inventory to ship the Inventory to the location designated by Buyer; (B) an electronic copy of the Seller NDA’s; (C) the Assumed Contracts; (D) the Assignment and Assumption Agreement and other instruments of assignment, conveyance and transfer as are necessary to effect and confirm the sale, transfer, conveyance, and assignment of the Acquired Assets and the assumption of the Assumed Liabilities, and the other Ancillary Agreements, each duly executed by Seller; and (E) correct and complete reports as set forth in Sections 9.14 and 9.15.  On or before the Closing Date, Seller shall commence shipment, to be received by Buyer no later than seven (7) Business Days after the Closing Date, of the Regulatory Approvals, Marketing Materials and the Books and Records to the location selected by Buyer.

(b)

Closing Deliveries by Buyer.  At the Closing, Buyer shall deliver or cause to be delivered to Seller, the Assignment and Assumption Agreement and other instruments of assignment, conveyance and transfer as are necessary to effect and confirm the sale, transfer, conveyance, and assignment of the Acquired Assets and the assumption of the Assumed Liabilities, and the other Ancillary Agreements to which the Buyer will become party, each duly executed by Buyer.  Upon receipt of the Seller NDAs in hardcopy form from Seller,

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Buyer shall deliver to the FDA a letter duly executed by Buyer notifying the FDA of the assumption by Buyer of the Regulatory Approvals, the form of which is attached hereto as Exhibit B.

5.

Representations and Warranties of Seller.

  Seller represents and warrants to Buyer as of the date of this Agreement and as of the Closing Date, subject to such exceptions as are specifically disclosed in the Disclosure Schedules supplied by Seller to Buyer and dated as of the date of this Agreement, as follows:

5.1

Organization, Etc.

  Seller is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and has all requisite power and authority to own its assets and carry on its business as currently conducted by it.  Seller has full limited liability company power and authority to conduct its business and is duly qualified and in good standing in each jurisdiction where such qualification is required, except for any jurisdiction where failure to be so qualified and/or in good standing would not reasonably be expected to materially impair or delay Seller’s ability to perform its obligations hereunder.

5.2

Authority of Seller.

  Seller has all necessary entity power and authority to enter into this Agreement and the Ancillary Agreements to which it shall become a party and to carry out the transactions contemplated hereby and thereby.  The execution, delivery and performance by Seller of its obligations under this Agreement and the Ancillary Agreements to which it shall become a party have been duly and validly authorized and no additional limited liability company or member authorization or consent is required in connection with the execution, delivery and performance by Seller of this Agreement or the Ancillary Agreements to which it shall become a party.  This Agreement and the Ancillary Agreements to which it shall become a party have been (or will be) duly and validly executed and delivered by Seller and, when executed and delivered by the QOL Members and the Buyer, will constitute a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors rights generally, and (b) as limited by general principles of equity.

5.3

Consents and Approvals.

(a)

Except as set forth on Schedule 5.3(a), no consents, waivers, approvals, Orders or authorizations of, or registrations, declarations or filings with, any Governmental or Regulatory Authority (“Seller Governmental Consents”) are required by or with respect to Seller in connection with the execution and delivery by Seller of this Agreement or the Ancillary Agreements to which it shall become a party or the performance of its obligations hereunder or thereunder.

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(b)

Except as set forth on Schedule 5.3(b), no consents, waivers, approvals, or authorizations of, or notices to, any third party (other than a Governmental or Regulatory Authority) (“Seller Third Party Consents”, and together with Seller Governmental Consents, the “Seller Consents”) are required by or with respect to Seller in connection with the execution and delivery by Seller of this Agreement or the Ancillary Agreements to which it shall become a party or the performance of its obligations hereunder or thereunder.

5.4

Non-Contravention.

  Except as set forth on Schedule 5.4, the execution and delivery by Seller of this Agreement and the Ancillary Agreements to which it shall become a party does not, and the performance by Seller of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not:

(a)

conflict with or violate any provisions of the organizational documents of Seller;

(b)

assuming the receipt of the Seller Consents, conflict with or result in a violation or breach of any term or provision of any Law applicable to Seller or the Acquired Assets; or

(c)

assuming the receipt of the Seller Consents, conflict with or result in a breach or default (or an event that, with notice or lapse of time or both, would constitute a breach or default) under, or termination of, any Assumed Contract.

5.5

Litigation; Compliance with Applicable Laws.

(a)

Except as set forth on Schedule 5.5(a), there is no claim, action, suit, investigation or proceeding pending against (or to the Knowledge of Seller any basis therefor), or to the Knowledge of Seller, threatened against or affecting, any Acquired Asset, or the transactions contemplated hereby before any court or arbitrator or any governmental body, agency, official or authority.

(b)

Except as set forth on Schedule 5.5(b), (i) Seller has not received any notice from any other Person challenging its ownership of or right to use any Product Intellectual Property and (ii) there has not been any, and there are no, product liability suits, claims, actions, proceedings or, to the Knowledge of Seller, investigations pending or, to the Knowledge of Seller, threatened against Seller, relating to the Product.

(c)

Except as set forth on Schedule 5.5(c), Seller is and has been in compliance in all material respects with all Laws applicable to the Acquired Assets (excluding the Legacy IP).  The foregoing shall not apply to matters concerning infringement or misappropriation of intellectual property rights, which are the subject of Section 5.10.

5.6

Financial Information.

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  Schedule 5.6 sets forth for the unaudited 2008 calendar year and the unaudited two (2)-month period ending on February 28, 2009, Seller’s gross sales of the Product and related Rebates (by category) and returns received and reserved for, all of which, except as noted on Schedule 5.6, were prepared in accordance with United States generally accepted accounting principles (“GAAP”), applied on a basis consistent with Seller’s past practices, subject to routine year-end adjustments (such as routine cutoff adjustments) and provided, that Rebates are estimated by period (as the actual amounts are not known until some time after the ends of the respective periods) in accordance with GAAP applied on a basis consistent with Seller’s past practices.  Also included on Schedule 5.6 are monthly reports generated by Seller’s service provider, Integrated Commercialization Solutions, Inc. (“ICS”), which reports reflect correct and complete Product returns data (detailing number of units and dollar amounts) for October 2008 through February 2009; provided, that inaccuracies in such reports that in the aggregate amount to less than $10,000 shall not constitute a breach of this representation and warranty.

5.7

Contracts.

(a)

For purposes of this Agreement, “Restrictive Contract” means the following, other than Assumed Contracts:

(i)

any material customer, client, licensing or supply Contract related to any of the Acquired Assets;

(ii)

any Contract containing any covenant or provision that materially limits, curtails or restricts the ability of Seller to make use of or transfer any Acquired Assets;

(iii)

any non-competition agreement or any other agreement or obligation that limits or purports to limit in any respect the manner in which, or the geographic areas in which, the Product may be developed, manufactured or sold;

(iv)

any partnership, joint venture or strategic alliance (or any contract substantially similar to any of the foregoing)  to which any Acquired Asset is subject;

(v)

any Contract pursuant to which any third party has any material right with respect to any Acquired Asset or the Product; or

(vi)

any commitment or agreement to enter into any of the foregoing.

(b)

Schedule 5.7(b)(i) sets forth a correct and complete list of the Restrictive Contracts and Schedule 5.7(b)(ii) sets forth a correct and complete list of Assumed Contracts.  Seller has heretofore delivered or made available (via Seller’s online data room) to Buyer a correct and complete copy of each contract required to be listed on Schedule 5.7(b)(i) and Schedule 5.7(b)(ii), together with any and all amendments and supplements thereto.

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(c)

Each of the Assumed Contracts is valid, binding and in full force and effect and is enforceable in all respects in accordance with its terms by Seller, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by general principles of equity.  Except as set forth on Schedule 5.3(a) or Schedule 5.3(b), no approval, consent or waiver of any Person is needed in order that any Assumed Contract continue in full force and effect following the consummation of the transactions contemplated by this Agreement.  Seller is not in material default under any Assumed Contract, nor does any condition exist that, with notice or lapse of time or both, would constitute a material default thereunder by Seller.  To the Knowledge of Seller, no other party to any Assumed Contract is in material default thereunder, nor does any condition exist that with notice or lapse of time, or both, would constitute a material default by any such other party thereunder.  Seller has not received any notice of breach or default with respect to any Assumed Contract, which breach has not been cured, or granted to any third party any rights, adverse or otherwise, that would constitute a material breach of any Assumed Contract, and Seller has not received any notice of termination or cancellation under any Assumed Contract.

5.8

Title to Acquired Assets.

  Subject to the disclosures provided in Schedule 5.8, Seller has good and marketable title to, or a valid, enforceable and transferable interest in, the Acquired Assets (except that with respect to Product Intellectual Property other than the Patents and Trademarks, Seller has a valid and enforceable right to use such Product Intellectual Property), free and clear of all mortgages, security interests, charges, encumbrances, liens, assessments, title defects, pledges, licenses and encroachments (“Liens”); provided, that the representations and warranties in this Section 5.8 shall not apply to Legacy IP that Seller has not used in connection with the Product.  The foregoing representations shall not apply to matters concerning infringement or misappropriation of intellectual property rights, which are the subject of Section 5.10.

5.9

Regulatory Issues.

(a)

Since October 17, 2005, Seller has filed or caused to be filed all notices and reports required by a Governmental or Regulatory Authority in connection with the Regulatory Approvals (other than those not yet due), including any such annual reports filed in accordance with FDA regulations; provided, that the foregoing representation and warranty shall not be interpreted as a representation and warranty that Seller’s raw material suppliers have filed all notices and reports required to be made by such suppliers.  Since October 17, 2005, Seller has not received:  (i) any FDA Form 483’s relating to the Product; (ii) any FDA Notices of Adverse Findings relating to the Product; or (iii) any warning letters from the FDA concerning the Product.  Since October 17, 2005, the Product has not been the subject of a product recall, market withdrawal or replacement required by any Governmental or Regulatory Authority or initiated by the Seller (other than routine replacements or refunds with respect to expired product and the voluntary discontinuation of sales of Nascobal Gel in 2006).

(b)

Schedule 5.9(b) sets forth a true and complete list of all (i) adverse drug experiences, (ii) material events and matters concerning or affecting safety of the

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Product brought to the attention of Seller and (iii) complaints brought to the attention of Seller with respect to the Product, whether related to safety, manufacturing, stability or otherwise, in each case, since October 17, 2005.

(c)

Except as set forth on Schedule 5.9(c), Seller has not, during the twelve (12)-month period prior to the date hereof, designed, and, to the Knowledge of Seller, has no immediate intention of designing, any material improvements to the manufacturing process related to the Product.

(d)

Since October 17, 2005, Seller has complied with all obligations arising from or related to any commitments to or requirements of any Governmental or Regulatory Authority pursuant to any agreement entered into between Seller and such Governmental or Regulatory Authority and involving the Product.

5.10

Product Intellectual Property.

(a)

Other than as alleged in connection with the Litigation Matter, to the Knowledge of Seller, no third party is infringing the Patents or Trademarks or misappropriating the trade secrets within the Product Intellectual Property (excluding the Legacy IP).

(b)

Seller’s development, manufacture and sale of the Product and its use of the Product Intellectual Property  in connection therewith within the United States and South Korea as of the date hereof and as of the Closing Date has not and does not infringe, nor is such development, manufacture or sale of the Product or use of the Product Intellectual Property as of the date hereof and as of the Closing Date the result of any misappropriation of, any intellectual property rights of any other Person.  Except as disclosed on Schedule 5.10(b), there have been no claims asserted against Seller alleging that Seller’s development, manufacture or sale of the Product or Seller’s use of the Product Intellectual Property in such countries infringes or is the result of any misappropriation of any intellectual property rights of any other Person.

(c)

Schedule 5.10(c) sets forth a correct and complete list of all Trademarks (including registration numbers and jurisdictions of registrations), domain names and a scanned copy of the Trade Dress used in the marketing of the Product, other than “QOL” and any derivation thereof.

(d)

Since October 17, 2005 with respect to the Trademarks and since June 12, 2007 with respect to the Patents, (i) Seller has paid all annuities and maintenance fees and filed all renewals due as of the date hereof and Schedule 5.10(d) sets forth such annuities, maintenance fees and renewals due before May 31, 2009 in respect of the issued Patents and the Trademarks, and (ii) except as set forth on Schedule 5.10(d), in no instance has the eligibility of any issued Patent or Trademark, or any application that has been filed by Seller with respect to any Patent or Trademark, for protection under applicable Law been forfeited to the public domain by omission of any required notice or any other action or inaction of Seller.

5.11

Tax Matters.

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(a)

Seller has filed or caused to be filed on a timely basis all Tax Returns that it was required to file.  All such Tax Returns are true, correct and complete in all material respects.  All Taxes relating to the Acquired Assets that are due and payable have been timely paid in full.  There is no Tax deficiency that could result in any lien on the Product or any of the Acquired Assets or in a claim against Buyer as transferee or owner of the Acquired Assets.  There are no “bulk sales” provisions relating to Taxes that Buyer or Seller must comply with that could result in a Lien on the Acquired Assets or could result in the imposition of a Tax liability on Buyer.  Seller has collected and remitted (or shall remit) all sales and use Taxes as required by Law in each local jurisdiction in which it does business.

(b)

Seller has not waived (and is not subject to a waiver of) any statute of limitations in respect of the payment or assessment of Taxes and has not agreed to any extension of time with respect to any Tax assessment or deficiency (other than with respect to limitation periods that have since expired).

(c)

Seller is not a party to any agreement extending the time within which to file any Tax Return.  There is no dispute or claim concerning any Tax Liability of Seller relating to any Acquired Asset either (i) claimed or raised by any taxing authority or (ii) otherwise known to Seller.  No claim has been made by a jurisdiction in which Seller does not file Tax Returns that Seller is or may be subject to Tax relating to any Acquired Asset by that jurisdiction and no taxing authority in such a jurisdiction has made any inquiry regarding such matters.

(d)

Seller is not obligated in connection with the Acquired Assets to pay the Taxes of another person by contract, as transferee, as successor, or otherwise.

(e)

Seller is not a “retailer” in accordance with the Laws of Kentucky, and Buyer will not be subject to successor liability for any Tax resulting from the purchase of the Acquired Assets located in Kentucky.

5.12

No Material Adverse Effect.

  There has been no Material Adverse Effect since December 1, 2008.

5.13

Brokers.

  Seller has not retained any broker in connection with the transactions contemplated hereunder.  Buyer has no, and will have no, obligation to pay any brokers, finders, investment bankers, financial advisors or similar fees in connection with this Agreement or the transactions contemplated hereby by reason of any action taken by or on behalf of Seller.

5.14

Disclaimer of Other Representations and Warranties.

  Except as expressly set forth in this Article 5, Seller makes no representation or warranty, express or implied, at law or in equity, in respect of any of its assets (including the Acquired Assets and the Assumed Liabilities), liabilities or operations, including

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with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed.

6.

Representations and Warranties of Buyer.

  Buyer represents and warrants to Seller as of the date of this Agreement and as of the Closing Date, subject to such exceptions as are specifically disclosed in the Disclosure Schedules supplied by Buyer to Seller and dated as of the date of this Agreement, as follows:

6.1

Corporate Organization.

  Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite power and authority to own its assets and carry on its business as currently conducted by it.  Buyer is duly authorized to conduct its business and is in good standing in each jurisdiction where such qualification is required, except for any jurisdiction where failure to so qualify could not reasonably be expected to materially impair or delay Buyer’s ability to perform its obligations hereunder.

6.2

Authority of Buyer.

  Buyer has all necessary power and authority to enter into this Agreement and the Ancillary Agreements to which it shall become a party and to carry out the transactions contemplated hereby and thereby.  The execution, delivery and performance by Buyer of this Agreement and the Ancillary Agreements to which it shall become a party have been duly and validly authorized and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by Buyer of this Agreement or the Ancillary Agreements to which it shall become a party.  This Agreement and the Ancillary Agreements to which it shall become a party have been (or will be) duly and validly executed and delivered by Buyer and, when executed and delivered by Seller and the QOL Members, will constitute a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by general principles of equity.

6.3

Consents and Approvals.

  Except as set forth on Schedule 6.3, no consents, waivers, approvals, Orders or authorizations of, or registrations, declarations or filings with, any Governmental or Regulatory Authority are required by Buyer (“Buyer Governmental Consents”) in connection with the execution and delivery by Buyer of this Agreement or the Ancillary Agreements to which it shall become a party or the performance of its obligations hereunder or thereunder.

6.4

Non-Contravention.

  The execution and delivery by Buyer of this Agreement and the Ancillary Agreements to which it shall become a party does not, and the performance by it of its

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obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not:

(a)

conflict with or violate any provision of the organizational documents of Buyer; or

(b)

assuming the receipt of all Buyer Governmental Consents, conflict with or result in a violation or breach of any term or provision of any Law applicable to Buyer.

6.5

Brokers.

  Buyer has not retained any broker in connection with the transactions contemplated hereunder.  Neither Seller nor any QOL Member has, and will not have, any obligation to pay any brokers, finders, investment bankers, financial advisors or similar fees in connection with this Agreement or the transactions contemplated hereby by reason of any action taken by or on behalf of Buyer.

7.

Covenants of the Parties

7.1

Conduct of the Business.

  From the date hereof until the Closing Date, (a) Seller shall (i) conduct its business with respect to the Product and the Acquired Assets only in the ordinary course, consistent with past practices and reasonable industry standards, (ii) continue to conduct the Litigation Matter in a diligent manner and (iii) maintain all Regulatory Documentation as current and timely, as required by the FDA or other Governmental or Regulatory Authority, and (b) Seller shall not without the consent of the Buyer (which consent shall not be unreasonably withheld, delayed or conditioned):

(i)

sell, lease, license or otherwise dispose of the Acquired Assets except (A) pursuant to existing contracts or commitments and (B) the sale of the inventory in the ordinary course of business consistent with past practices;

(ii)

terminate or amend any agreement set forth on Schedule 5.7(b)(i) or Schedule 5.7(b)(ii) other than as contemplated by Section 7.6(c) or enter into any agreement or arrangement that would, if in effect as of the date hereof, otherwise be required to be set forth on such Schedule other than purchase orders in the ordinary course of business;

(iii)

engage in any special promotional activities and/or special discounts with respect to the Product;

(iv)

(A) take or agree or commit to take any action that would make any representation and warranty made by Seller under this Agreement on the date hereof inaccurate in any respect at, or as of any time prior to, the Closing Date or (B) omit or agree or commit to omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time; or

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(v)

settle or agree to settle any claim, suit, action or other proceeding relating to the Product or the Acquired Assets or file any motions or serve or respond to any discovery requests in the Litigation Matter; or

(vi)

agree or commit to do any of the foregoing.

7.2

Continued Due Diligence.

  From the date hereof until the Closing Date, Seller shall (a) give Buyer, its counsel, financial advisors, financing sources, auditors and other authorized representatives full access to the offices, properties, books and records of Seller related to the Product and the Acquired Assets, (b) furnish to Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Product and the Acquired Assets as such Persons may reasonably request and (c) instruct the employees, counsel and financial advisors of Seller to cooperate with Buyer in its investigation of the Product and the Acquired Assets.  No investigation by Buyer pursuant to this Section 7.2 shall affect any representation or warranty given by Seller hereunder or any of Buyer’s rights under this Agreement.

7.3

Notices of Certain Events; Continuing Disclosure.

(a)

Seller shall promptly notify Buyer of:

(i)

any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or otherwise asserting or claiming any rights with respect to the Product or the Acquired Assets;

(ii)

any notice or other communication from any Governmental or Regulatory Authority relating to the Product or the Acquired Assets; and

(iii)

any actions, suits, claims, investigations or proceedings commenced or, to the Knowledge of Seller, threatened against, or relating to or involving or otherwise against or affecting the Product or the Acquired Assets or that relate to the consummation of the transactions contemplated by this Agreement.

(b)

Until the Closing Date, Seller and Buyer shall have the continuing obligation promptly to advise the other party with respect to any matter hereafter arising or discovered that, if existing or known at the date of this Agreement, would have been required to be set forth or described in a Disclosure Schedule to this Agreement (including adding new Disclosure Schedules to include the matters that are an exception to a representation or warranty but for which no Schedule is currently provided), or that constitutes a breach or prospective breach of this Agreement; provided, that except as indicated in this Section 7.3(b), no such supplemental disclosure will be deemed to cure any breach as of the date of this Agreement of any representation or warranty contained herein.  If Seller supplements its Disclosure Schedules between the date hereof and the Closing Date pursuant to this Section 7.3(b) and such matters so disclosed would cause the condition set forth in Section 9.2 not to be

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met, then, notwithstanding anything herein to the contrary, Buyer shall have the option to elect either:  (i) to terminate this Agreement in accordance with Section 11.1; or (ii) to proceed to close the transactions contemplated by this Agreement, in which event Seller shall have no liability whatsoever with respect to such matters and such disclosure shall be deemed to cure any misrepresentation or breach of warranty that might have otherwise existed under this Agreement by reason of the failure to have disclosed such items as of the date hereof.

7.4

Exclusive Dealings.

  From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, Seller and each QOL Member shall not, and shall cause Seller’s directors, officers, employees, agents, Affiliates not to, directly or indirectly, solicit or initiate the submission of proposals from, or solicit, encourage, entertain or enter into any arrangement, agreement, letter of intent or understanding with, or engage in any negotiations with, or furnish any information to, any Person, other than Buyer or any representative(s) or agent(s) thereof, with respect to any encumbrance or the direct or indirect acquisition of the Acquired Assets or any material portion thereof (including any proposed acquisition of Seller), except in connection with the sale of inventory in the ordinary course consistent with Seller’s past practice.  Should Seller, any QOL Member or any of their respective Affiliates or representatives, during such period, receive any offer or inquiry relating to any such encumbrance or acquisition, or obtain information that such an offer is likely to be made, Seller shall provide the Buyer with immediate written notice thereof.

7.5

Reasonable Best Efforts.

  Each Party shall use its Reasonable Best Efforts to take, or cause to be taken, all action, or to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement and to cause the conditions to the obligations of the Parties to consummate the transactions contemplated hereby to be satisfied (but not waived), including obtaining all consents and approvals of all Persons and Governmental or Regulatory Authorities and removing any injunctions or other impairments or delays that are necessary, proper or advisable to the consummation of the transactions contemplated by this Agreement.

7.6

Cooperation and Transition.

(a)

Subject to Section 7.10, each Party shall cooperate with the other in preparing and filing all notices, applications, submissions, reports and other instruments and documents (including post-Closing new drug application supplements or annual reports necessary for Buyer to manufacture, market, distribute and sell the Product in the United States and South Korea) that are necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement.  Without limiting the generality of the foregoing, Seller shall use commercially reasonable efforts to cooperate with Buyer in respect of Buyer’s efforts to obtain any consents and approvals of any Governmental or Regulatory Authority required for Buyer to be able to own and operate the Acquired Assets in the United States and South Korea, including providing data and information related to the

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Regulatory Approvals, Regulatory Documentation and the Product upon request of any Governmental or Regulatory Authority in the United States and South Korea.

(b)

The Parties shall cooperate to complete the transition of any applicable support services from Seller and its service providers to Buyer and its service providers at or as soon as practicable following the Closing Date.  Notwithstanding the foregoing, the Parties shall cooperate to agree upon terms for the provision by Seller and/or its service providers of any transition services required by Buyer until such services have been transitioned to Buyer and its service providers, including, if and as applicable, product supply provisions.

(c)

Seller shall cause (i) all Restrictive Contracts listed on Schedule 7.6(c)(i) to be terminated or amended to remove any application or effect with respect to the Acquired Assets at no cost to Buyer prior to the Closing Date and (ii) all Restrictive Contracts listed on Schedule 7.6(c)(ii) to be terminated or amended to remove any application or effect with respect to the Acquired Assets at no cost to Buyer as soon as reasonably practicable after the Closing Date.

(d)

Seller shall cause Ventiv Commercial Services, LLC to cease detailing the Product as of the Closing Date and thereafter.  Upon receipt of the acknowledgement of the filing of the renewal application for the Nascobal trademark registered in Japan as Registration # 4190179 and issued on March 18, 1998, Seller shall cause the assignment of such trademark by MDRNA Inc. (formerly Nastech Pharmaceutical Company, Inc.) to Seller to be filed with the appropriate Governmental and Regulatory Authority in Japan.

7.7

Public Announcements.

  Buyer and Seller each agrees that, prior and subsequent to the Closing, it and its representatives and members shall keep the terms of this Agreement confidential and shall not disclose such information to any other Person (except as necessary to carry out the express terms of this Agreement or to the extent such information becomes public information or generally available to the public through no fault of such Party or its Affiliates) without the prior written consent of the other Party (which shall not be unreasonably withheld), unless such Party reasonably believes that disclosure is required to be made under applicable Law or the requirements of a national securities exchange or another similar regulatory body (in which event such Party shall, upon request of any non-disclosing Party, exercise its Reasonable Best Efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to the information so disclosed).

7.8

Bulk Sales.

  Buyer hereby waives compliance by Seller with the provisions of any so-called “bulk transfer law” of any jurisdiction in connection with the sale of the Acquired Assets to Buyer.  Seller will indemnify Buyer against, and pay and reimburse Buyer for, any and all costs, Liabilities and obligations that may be asserted by third parties against Buyer as a result of noncompliance with any such bulk transfer law.

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7.9

NDC Numbers; Marketing Materials.

(a)

Buyer may use Seller’s labeling, including Seller’s National Drug Code number (“NDC Number”) for the Product existing as of the date hereof (the “Current NDC Number”) and Corporate Names, to sell or sample any lots of the Product in Inventory.  Buyer shall apply for and initiate applicable processes to obtain and establish its own NDC Number for the Product.

(b)

Buyer shall notify Seller reasonably in advance of the date it expects to cease sales of Product using the Current NDC Number (the “NDC Number Termination Date”).  Seller shall not discontinue the Current NDC Number prior to the NDC Number Termination Date.  Following the NDC Number Termination Date, Seller shall discontinue the use of the Current NDC Number other than with respect to Rebates, allowances and adjustments for Product sold prior to the Closing Date; provided, however, that Seller shall (i) not seek from any customer any type of cross-referencing of Buyer’s NDC Numbers with any of Seller’s products and (ii) provide Buyer with draft notifications to any of Seller’s customers regarding the use or discontinued use of such numbers by Seller prior to such notifications being disseminated to the customers.

(c)

Buyer may use any Marketing Materials included in the Acquired Assets following Closing; provided that Buyer uses its own name on such materials and completely removes all Corporate Names from, or completely covers all Corporate Names on, such materials (except as provided in Section 7.9(a) above).

7.10

Regulatory Matters.

(a)

On the Closing Date, Seller shall transfer the Regulatory Documentation to Buyer.

(b)

Subject to Section 7.10(a), from and after the Closing, Buyer, at its cost, shall be solely responsible and liable for (i) taking all actions, paying all fees and conducting all communication with the appropriate Governmental or Regulatory Authority required by Law in respect of the Regulatory Approvals or the Regulatory Documentation, including preparing and filing all reports (including adverse drug experience reports) with the appropriate Governmental or Regulatory Authority, (ii) taking all actions and conducting all communication with third parties in respect of the Product (whether sold before or after Closing), including responding to (A) complaints in respect thereof, including complaints related to tampering or contamination, and (B) all medical information requests, and (iii) investigating all complaints and adverse drug experiences in respect of the Product (whether sold before or after Closing).  From the Closing Date and for three (3) years thereafter, Buyer shall (1) provide a copy of any annual report with respect to the Product and filed with the FDA by Buyer and (2) provide Seller with a copy of any 15-day reportable adverse drug experience reports that are identified with a lot number for Product sold by Seller before the Closing Date within two (2) Business Days after Buyer’s submission thereof to the FDA.  From and after the Closing Date, Seller shall provide Buyer with prompt written notice (within two Business Days) in the that event Seller becomes aware of any complaints, medical information requests, investigations or

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adverse drug experiences in respect of the Product and shall cooperate with Buyer in investigating and responding thereto.

(c)

Seller shall prepare the annual report in respect of the Product due April 1, 2009 (the “Filing Deadline”) and shall use commercially reasonably efforts to file such report prior to the Closing Date, but in all events shall file such report no later than the Filing Deadline, and shall provide Buyer with copies of the same; provided, however, that if the Closing occurs prior to the Filing Deadline and Seller has not filed the report prior to Closing, Seller shall provide such report to Buyer at the Closing.

7.11

Post-Closing Orders and Payments.

  From and after 12:01 A.M. Eastern Daylight Savings Time on the day of the Closing Date, (a) Seller will promptly deliver to Buyer any payments received by Seller from third parties for Product purchased by the third parties from Buyer on or after the Closing Date, and refer all inquiries it receives with respect to the Product, to Buyer or its designee and (b) Buyer will promptly deliver to Seller any payments received by Buyer from third parties for the Products purchased by third parties from Seller or its Affiliates prior to the Closing Date.  To the extent Seller receives any collections of amounts due Buyer resulting from sales of Product by Buyer on or after the Closing Date, Seller shall promptly (but in no event beyond 10 days) forward such payments to Buyer (and in the event any of such receipts are inadvertently deposited by Seller, Seller shall promptly pay all such amounts over to Buyer).  To the extent Buyer receives any collections of amounts resulting from sales of Product by Seller prior to the Closing Date, Buyer shall promptly (but in no event beyond ten (10) days) forward such payments to Seller (and in the event any of such receipts are inadvertently deposited by Buyer, Buyer shall promptly (but in no event beyond ten (10) days) pay all such amounts over to Seller).

7.12

Rebates; Government Price Reporting Obligations.

(a)

Seller shall be responsible for and pay all Rebates relating to Product sold by Seller before the Closing.  Buyer shall be responsible for and pay all Rebates relating to Product sold by Buyer after the Closing.

(b)

Buyer and Seller shall provide each other with all information relating to the Product and the prices thereof that the other Party reasonably requires in order to comply with the foregoing and the applicable rules and regulations relating to Medicaid rebates, including State supplemental Medicaid rebates and will cooperate with each other in settlement (and reimbursement to each other if applicable) of any Rebates owed by one party that were set off against accounts receivable of the other party in error by a customer or other third party.

7.13

Insurance.

  On or prior to the Closing Date, Seller shall obtain product liability “tail” or “continuum” insurance policy that covers the Product for a four-year period with coverage levels not less than $10 million.  Seller shall cause Buyer to be named as an additional insured thereunder and shall provide Buyer with written proof of such insurance to Buyer at the Closing

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and upon request.  Buyer agrees to maintain its own insurance policies with respect to the Buyer’s ownership, development, manufacture, sale and distribution of the Product and any other uses of the Acquired Assets.  Buyer and Seller shall cooperate in seeking insurance coverage with respect to any matter for which such coverage may be available.

7.14

Sales Tax Certificate.

  On or prior to the Closing Date, Buyer shall deliver to Seller either (a) the Multistate Tax Commissions “Uniform Sales & Use Tax Certificate – Multijurisdiction,” or (b) a Kentucky “Resale Certificate,” Form 51A105 (either (a) or (b) the “Sales Tax Certificate”).

7.15

Further Assurances.

(a)

On and after the Closing, Seller shall from time to time, at the request of Buyer, execute and deliver, or cause to be executed and delivered, such other instruments of conveyance and transfer and take such other actions as Buyer may reasonably request, in order to more effectively consummate the transactions contemplated hereby and to vest in Buyer good and marketable title to the Acquired Assets (including assistance in the acquiring possession or control of any of the Acquired Assets).

(b)

On and after the Closing, Buyer shall from time to time, at the request of Seller, take such actions as Seller may reasonably request, in order to more effectively consummate the transactions contemplated hereby, including Buyer’s assumption of the Assumed Liabilities.

7.16

Product Returns.

(a)

The Seller and Buyer have negotiated regarding responsibility for returns received following the Closing with respect to Product sold by Seller prior to the Closing Date and Seller and Buyer have resolved all issues relating to responsibility for returns through an agreed-upon reduction in the Purchase Price (which adjustment has been taken into account in the Purchase Price contained herein).  In exchange for such Purchase Price reduction, Buyer has agreed to accept all responsibility for the handling, processing and payment of all returns of Product received on or after the Closing Date, but excluding Product returns received by or on behalf of Seller before the Closing Date but not yet fully processed, irrespective of whether such Product was sold by Seller prior to the Closing or by Buyer after the Closing.  Seller shall forward to Buyer any claims or notices it receives on or after the Closing Date from third parties regarding Product returns.  As Seller and Buyer have each made their own estimates of the potential returns for Product sold prior to the Closing that will ultimately be returned after the Closing, Buyer shall not have any obligation to Seller if actual returns are less than the Purchase Price adjustment agreed upon by the parties and Seller shall not have any obligation to Buyer if actual returns are greater than the Purchase Price adjustment agreed upon by the parties.  On the Closing Date, Buyer and Seller shall jointly instruct, in writing, (a) McKesson Corp. (“McKesson”) and Cardinal Health Inc. (“Cardinal”) and other customers identified by the Parties (collectively, the “Wholesalers”) to send all future Product returns to a third party designated by Buyer and (b) ICS to return to each Wholesaler all Product returns sent

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on or after the Closing Date by such Wholesaler.  In the event any amounts relating to returns of Product made after the Closing are deducted from amounts due Seller from third parties within thirty (30) days of the Closing Date, Seller shall bill Buyer for such amounts, accompanied by an accounting, and the reimbursement from Buyer shall be due within ten (10) days of receipt of such billings.  On the Closing Date, Seller shall obtain from ICS and deliver to Buyer in Microsoft Excel format (i) a full lot expiration file relating to Product sold prior to the Closing Date and (ii) a full shipping history of Product sold prior to the Closing Date, including invoice date (i.e., shipping date), NDC Number, lot number, customer, quantity and price.

7.17

Cooperation relating to Non-Indemnifiable Claims.

  In the event that Seller or Buyer (“Defending Party”) becomes party to any suit, claim, action or proceeding initiated by a third party that relates to any Acquired Asset and Damages (if any) relating to such matter would not be indemnifiable under Section 10, the other party shall cooperate in connection therewith to the extent that it  possesses records and information relating to such Acquired Asset and shall use commercially reasonable efforts to make available personnel and provide such testimony and access to  such records and information as may be reasonably requested by Defending Party in connection therewith at the sole cost of the Defending Party.  In the event that Buyer requests Seller to remain a party to the Litigation Matter or the court requires Seller remain a party to the Litigation Matter, (a) Buyer shall pay all of Seller’s fees, costs and expenses incurred in connection with the Litigation Matter, provided, that Seller uses Buyer’s legal counsel and Buyer controls the Litigation Matter, and (b) Seller shall cooperate with Buyer in connection with the Litigation Matter.

7.18

Release of Liens of Company Creditors.

  Prior to the Closing, Seller shall cause to be delivered to Buyer a payoff letter (the “Payoff Letter”) from the Company Creditors, which letter shall specify the aggregate amount required to be paid in order to obtain the release of the security interests of the Company Creditors in all of the Acquired Assets and payment instructions on the projected Closing Date.  The Payoff Letter shall be in a form reasonably satisfactory to Buyer and will include customary undertakings to release in full, upon receipt of payment the amounts reflected in such Payoff Letter, any and all Liens securing the Company Indebtedness related to such Payoff Letter and to authorize Seller and Buyer to terminate all UCC financing statements filed by the Company Creditors against Seller without signature of the Company Creditors.  Within two (2) Business Days after the Closing, Seller shall file all UCC termination statements that are necessary to terminate such UCC financing statements.

8.

Conditions to the Obligations of Seller.

  The obligation of Seller to effect the transactions contemplated hereby is subject to the satisfaction (or waiver by Seller), at or before the Closing, of each of the following conditions:

8.1

Agreements and Conditions.

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  On or before the Closing Date, Buyer shall have complied with and duly performed, in all material respects, all agreements and covenants on its part to be complied with and performed pursuant to or in connection with this Agreement on or before the Closing Date.

8.2

Representations and Warranties.

  The representations and warranties of Buyer contained in this Agreement qualified as to materiality shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, as of the Closing Date (except that any representation and warranty made as of a specified date shall continue to be true and correct on and as of such date).

8.3

No Legal Proceedings.

  No court or governmental suit, action or proceeding shall have been instituted or overtly threatened to restrain or prohibit the transactions contemplated hereby.

8.4

Officer’s Certificate.

  Seller shall have received a certificate dated the Closing Date and executed by an authorized officer of Buyer to the effect that the conditions set forth in Sections 8.1, 8.2 and 8.3 shall have been satisfied.

8.5

Secretary’s Certificate.

  Seller shall have received a certificate, dated the Closing Date and executed by the Secretary of Buyer, certifying the incumbency and signatures of the officers of Buyer authorized to act on behalf of Buyer in connection with the transactions contemplated hereby and attaching and certifying as true and complete copies of the resolutions duly adopted by the Board of Directors of Buyer authorizing and approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

8.6

Purchase Price.

  Buyer shall have delivered the Purchase Price in accordance with Section 3.1.

8.7

Ancillary Agreements.

  Seller shall have received the Ancillary Agreements, duly executed and delivered by Buyer.

8.8

Sales Tax Certificate.

  Seller shall have received a copy of the Sales Tax Certificate.

9.

Conditions to the Obligations of Buyer.

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  The obligation of Buyer to effect the transactions contemplated hereby is subject to the satisfaction (or waiver by Buyer), at or before the Closing, of the following conditions:

9.1

Agreements and Conditions.

  On or before the Closing Date, Seller shall have complied with and duly performed, in all material respects, all agreements and covenants on their part to be complied with and performed pursuant to or in connection with this Agreement on or before the Closing Date.

9.2

Representations and Warranties.

  The representations and warranties of Seller and the QOL Members contained in this Agreement qualified as to materiality or Material Adverse Effect and those contained in Section 5.9 shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, as of the Closing Date (except that any representation and warranty made as of a specified date shall continue to be true and correct on and as of such date).

9.3

No Legal Proceedings.

  No court or governmental suit, action or proceeding shall have been instituted or overtly threatened to restrain or prohibit the transactions contemplated hereby and, as of the Closing Date, there will be no court or governmental action or proceeding pending or threatened against or affecting Seller, the Product or the Acquired Assets that involves a demand for any judgment or Liability, whether or not covered by insurance, that could reasonably be expected to have a Material Adverse Effect.

9.4

Officer’s Certificate.

  Buyer shall have received a certificate dated the Closing Date and executed by a duly elected officer of Seller to the effect that the conditions set forth in Sections 9.1, 9.2 and 9.3 shall have been satisfied.

9.5

Secretary’s Certificate.

  Buyer shall have received a certificate, dated the Closing Date and executed by the Secretary of Seller, certifying the incumbency and signatures of the officers of Seller authorized to act on behalf of Seller in connection with the transactions contemplated hereby and attaching and certifying as true and complete copies of (a) the resolutions duly adopted by the Members of Seller authorizing and approving the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby and (b) Seller’s organizational documents, all as may have been amended up through the Closing Date.

9.6

Ancillary Agreements.

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  Buyer shall have received the Ancillary Agreements, duly executed and delivered by the Parties thereto (other than Buyer).

9.7

Certificates of Status.

  Buyer shall have received a certificate from the Secretary of State of the State of Delaware, stating that Seller has filed its most recent annual reports, has not filed a certificate of dissolution or withdrawal and is in good standing in such jurisdiction.

9.8

Consents.

  All Seller Consents set forth on Schedule 5.3(a) and Schedule 5.3(b) shall have been obtained and delivered to the Buyer.

9.9

Liens.

  Seller shall have delivered satisfactory evidence that all Liens set forth on Schedule 9.9 shall be discharged at or prior to Closing.

9.10

Restrictive Contracts.

  Buyer shall have received evidence reasonably satisfactory to it that all Restrictive Contracts set forth on Schedule 7.6(c)(i) have been, at no cost to Buyer, either irrevocably terminated or amended to remove any application or effect with respect to the Product or the Acquired Assets.

9.11

Standstill Agreement.

  Buyer, Seller, Velos Global Limited (“Velos”) and ANU Global Limited (“ANU”) shall have entered into the Standstill Agreement.

9.12

Consummation of MDRNA Transaction.

  All conditions to the Closing of the MDRNA Transaction shall have been satisfied or waived and the parties to the MDRNA Transaction shall be prepared to close such transaction concurrently with the Closing under this Agreement.

9.13

Authorization Letters from DMF Holders.

  Buyer shall have received (a) a copy of the revised Letters of Access from the holders of the Drug Master Files relating to the Product, which letters authorize Buyer to incorporate by reference into the Seller NDAs the specific information contained in such Drug Master Files or (b) evidence reasonably satisfactory to Buyer that each holder of a Drug Master File relating to the Product does not object to providing such revised Letter of Access.

9.14

Wholesaler Inventories.

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  Buyer shall have received evidence reasonably satisfactory to it that the inventory levels of the Product held by each of McKesson and Cardinal and on behalf of Seller do not exceed a twenty-one (21)-day supply on hand as of a date no more than five (5) Business Days prior to the Closing Date.

9.15

Returns Report.

  Buyer shall have received a report dated as of the day before the Closing Date showing Product returns received by or on behalf of Seller, as reported by ICS, (detailing number of units and dollar amounts) for the month that includes the Closing Date for the portion of such month up to the Business Day before the Closing Date.

10.

Indemnification.

10.1

Termination of Representations and Warranties.

  All representations, warranties and covenants (other the covenant in Section 12.4) of Seller and Buyer contained herein or made pursuant hereto shall survive the Closing Date and shall remain operative and in full force and effect for a period of thirty-six (36) months following the Closing Date and shall then terminate and be of no further effect; provided, however, that any indemnity claim with respect to such representations, warranties and covenants shall survive the time(s) that they would otherwise terminate with respect to claims of which written notice in reasonable specificity has been given as provided in this Agreement prior to such termination.  Subject to Section 14.3, any limitation or qualification set forth in any one representation and warranty contained in Sections 5 and 6 and Annexes 1 and 2 shall not limit or qualify any other representation and warranty contained in such Section or Annex.  Each representation and warranty included in this Agreement is independent and shall be interpreted without regard to any other representation or warranty contained herein (including any more inclusive representation or warranty).

10.2

Indemnification Obligations of Seller.

  Subject to the exclusions and limitations in Sections 10.1 and 10.5, from and after the Closing, Seller shall indemnify, reimburse, defend and hold harmless Buyer, its Affiliates, and their respective officers, directors, employees, agents, successors and assigns (the “Buyer Indemnified Parties”) from and against any and all costs, losses, Liabilities, damages, lawsuits, deficiencies, claims, fines, penalties, interest and expenses (including fees and disbursements of attorneys actually incurred) (collectively, “Damages”), incurred by a Buyer Indemnified Party arising out of, or resulting from (a) any breach of any covenant or agreement of Seller in this Agreement, (b) the breach of any representation or warranty made by Seller in this Agreement, (c) the failure of Seller to pay, perform and discharge any Excluded Liabilities, and (d) the enforcement by the Buyer Indemnified Parties of their rights under this Section 10.2.

10.3

Indemnification Obligations of Buyer.

  From and after the Closing, Buyer shall indemnify, defend and hold harmless Seller, its Affiliates and their respective officers, directors, employees, agents,

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successors and assigns (the “Seller Indemnified Parties”) from and against any and all Damages incurred by a Seller Indemnified Party arising out of, or resulting from (a) any breach of any covenant or agreement of Buyer herein, (b) the breach of any representation or warranty made by Buyer in this Agreement, (c) the failure of Buyer to assume, pay, perform and discharge any Assumed Liabilities and (d) the enforcement by the Seller Indemnified Parties of their rights under this Section 10.3.

10.4

Procedures for Indemnification; Defense.

(a)

If any Party (the “Indemnitee”) receives notice of any claim or the commencement of any action or proceeding with respect to which any other Party (or Parties) is obligated to provide indemnification (the “Indemnifying Party”) pursuant to Sections 10.2 or 10.3, the Indemnitee shall give the Indemnifying Party written notice thereof promptly following the Indemnitee’s receipt of such notice.  Such notice shall describe the claim in reasonable detail and shall indicate the amount (estimated if appropriate) of the Damages that have been or may be sustained by the Indemnitee.  The failure to so provide such notice shall not affect the Indemnifying Party’s obligations hereunder, unless to the extent such Party is materially prejudiced as a result thereof.

(b)

Provided that the Indemnitee undertakes and pursues such conduct and control in a reasonable and diligent manner, the Indemnitee shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any third party claim, action or suit against such Indemnitee as to which indemnification will be sought by such Indemnitee hereunder, and in any such case the Indemnifying Party shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnitee in connection therewith.  The Indemnifying Party may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnitee has so elected to conduct and control the defense thereof.  The Indemnitee shall be entitled to pay, compromise or settle any such claim, action or suit, with or without the consent of the Indemnifying Party, unless the Indemnitee is acting unreasonably or in bad faith (reasonableness with respect to a settlement or compromise shall be based upon all the facts and circumstances of the third party claim).  Notwithstanding the foregoing, (i) if the Indemnitee fails to conduct and control the defense, compromise or settlement of any such matter in a reasonable and diligent matter, the Indemnifying Parties shall have the right, upon written notice to the Indemnitee, to take control of such defense at its sole cost and (ii) on or before the date that is six (6) months from the date that the Indemnitee gave notice to the Indemnifying Party of a claim or commencement  of an action or proceeding under Section 10.4(a), the Indemnifying Party shall give written notice to the Indemnitee either (A) acknowledging that such claim, action or proceeding is indemnifiable under this Agreement, in which case, subject to the limitations set forth in Section 10.5, it shall pay to the Indemnitee within two (2) Business Days all Damages previously incurred by the Indemnitee in respect of such claim, action or proceeding and shall directly pay all other Damages of the Indemnitee in connection with such claim, action or proceeding within the time period that such payment is due or (B) denying or reserving its right to deny that such claim, action or proceeding is indemnifiable under this Agreement, in which case the Indemnifying Party shall no longer be

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entitled to participate in the defense of any such claim, action or proceeding; provided, that the foregoing shall not in any way limit the Indemnitee’s right to commence an action or proceeding against the Indemnifying Party seeking indemnification under this Agreement.  Seller’s failure to give written notice in accordance with the previous sentence shall be deemed a notice denying or reserving its rights to deny that such claim, action or proceeding is indemnifiable under this Agreement.

10.5

Limitations.

(a)

Subject to Section 10.4, notwithstanding any provision contained in this Agreement or in any Ancillary Agreement (other than the Escrow Agreement), or in any schedule, certificate, instrument, agreement or document delivered in connection herewith or therewith to the contrary, in no event shall the Seller be liable for (i) any claim for Damages under this Agreement or under any Ancillary Agreement (other than the Escrow Agreement), or in any schedule, certificate, instrument, agreement or document delivered in connection herewith or therewith until such time as all Damages suffered by all Buyer Indemnified Parties hereunder that are otherwise indemnifiable under this Agreement or under any Ancillary Agreement (other than the Escrow Agreement), or in any schedule, certificate, instrument, agreement or document delivered in connection herewith or therewith shall exceed a threshold of * * * * in the aggregate (the “Deductible”), after which point only claims in excess of the Deductible shall be recoverable and (ii) all indemnification obligations of Seller in respect of Damages under this Agreement or under any Ancillary Agreement (other than the Escrow Agreement), or in any schedule, certificate, instrument, agreement or document delivered in connection herewith or therewith shall not in the aggregate exceed * * * * (the “Claims Limitation”), which amounts shall be paid first from the Escrow Account; provided, however, that the Deductible and the Claims Limitation shall not apply * * * *.  For purposes of clarity, the Deductible shall not reduce Seller’s indemnification obligation hereunder to less than * * * *.

(b)

The amount of any Damages for which indemnification is provided under this Article X shall be (i) reduced by any amounts actually received by the Indemnitee under insurance policies with respect to such Damages and (ii) deemed adjustments to the Purchase Price.

(c)

Seller agrees that its and all Seller Indemnified Parties’ sole and exclusive remedies at law or in equity for Damages for any matters arising from this Agreement, the Ancillary Agreements (other than the Escrow Agreement) and any schedule, certificate, instrument, agreement or document delivered pursuant hereto or thereto shall be the rights to indemnification set forth in this Article X.  Buyer agrees that its and all Buyer Indemnified Parties’ sole and exclusive remedies at law and in equity for Damages for any matters relating to or arising from this Agreement (other than injunctive relief under Section 12 and Annexes 1 and 2) the Ancillary Agreements (other than the Escrow Agreement) and any schedule, certificate, instrument, agreement or document delivered pursuant hereto or thereto shall be the rights to indemnification set forth in this Article X.

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(d)

Buyer shall look first to the Escrow Account for recovery for Damages subject to indemnification hereunder until such time as the Escrow Amount is exhausted by claims or distributed to the Seller.

(e)

Neither Buyer nor Seller shall be liable to the other for punitive damages in connection with direct claims against the other (i.e., claims other than those asserted by a third party).  Buyer and Seller acknowledge and agree that punitive damages awarded in connection with a third party claim that is indemnifiable hereunder are direct damages of the Indemnitee and are fully recoverable hereunder subject to the limitations above.

11.

Termination and Abandonment.

11.1

Methods of Termination.

  The transactions contemplated herein may be terminated or abandoned at any time prior to the Closing:

(a)

by mutual written agreement of Seller and Buyer;

(b)

by Seller if any of the conditions set forth in Section 8 shall have become incapable of fulfillment and shall not have been waived by Seller;

(c)

by Buyer if any of the conditions set forth in Section 9 shall have become incapable of fulfillment and shall not have been waived by Buyer; or

(d)

by either Seller or Buyer if the Closing shall not have occurred by April 10, 2009; provided that the terminating Party is not then in material breach of its representations, warranties, or obligations hereunder.

11.2

Procedure upon and Effect of Termination.

  In the event of termination and abandonment under Section 11.1, written notice thereof shall forthwith be given to the other Party and the transactions, conveyances, and other actions contemplated by this Agreement shall be terminated and abandoned, without further action by the Parties; provided, that no Party shall be relieved of any Damages occurring or sustained as a result of a breach of any of such Party’s representations, warranties, covenants or agreements contained herein.  Notwithstanding any termination of this Agreement, the provisions of Section 7.7 and 13 and this Section 11.2 shall survive.

12.

Non-Competition; Confidentiality.

12.1

Non-Competition.

  Seller acknowledges that (a) Buyer would not have entered into this Agreement but for the agreements and covenants contained in this Section 12 and (b) the agreements and covenants contained in this Section 12 are essential to protect the value and goodwill of the Acquired Assets.  To induce Buyer to enter into this Agreement, Seller hereby

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agrees that, following the Closing Date and for a period of three (3) years thereafter (the “Restricted Period”), without the prior consent of Buyer, it shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed or retained by, render services to, provide financing (equity or debt) or advice to, or otherwise be connected in any manner with any business that at any time markets, sells, commercializes or develops or manufactures for sale or distribution (or takes any other action related to any of the foregoing) any pharmaceutical product that contains vitamin B12 to treat B12 deficiencies or maintain B12 levels, anywhere in the world; provided, however, that nothing contained herein shall prevent the purchase or ownership by Seller of less than three (3%) percent of the outstanding equity securities of any class of securities of a company registered under Section 12 of the Securities and Exchange Act of 1934, as amended.

12.2

No-Competing Interests.

  Seller hereby represents and warrants to Buyer that it does not have any ownership or other interest in any business that markets, sells, commercializes or develops or manufactures for sale or distribution (or takes any other action related to any of the foregoing) any pharmaceutical product that contains vitamin B12 to treat B12 deficiencies or maintain B12 levels, anywhere in the world.  Seller hereby represents and warrants to Buyer that, from and after the Closing, neither it nor any of its Affiliates has or shares with Seller any ownership or other interest in any Acquired Asset.

12.3

Non-Disruption.

  During the Restricted Period, neither Seller nor Buyer shall intentionally, directly or indirectly, interfere with, disrupt or attempt to disrupt any present (including the relationships included in the Acquired Assets) relationship, contractual or otherwise, between the other Party, on the one hand, and any of such other Party’s customers, contractees, suppliers or employees, on the other hand.  For clarification purposes, the selling of competitive products by Seller (if permitted by Section 12.1) or Buyer shall not constitute a violation of the provisions of this Section 12.3.

12.4

Confidentiality.

  From and after the Closing Date, Seller shall not, at any time, directly or indirectly, communicate, disclose or disseminate any Confidential Information to a third party in any manner whatsoever, except disclosure to its personal financial, tax or legal advisors, lenders and members, and as may be required under legal process by subpoena or other court order; provided, that Seller takes reasonable steps to provide Buyer with sufficient prior written notice in order to contest such requirement or order.

12.5

Remedies for Breach.

  Seller and Buyer each acknowledges and agrees that: (a) the other Party would be irreparably injured in the event of its breach of any of the obligations under Section 1.2 or this Article 12; (b) monetary damages would not be an adequate remedy for such breach; (c) the other Party shall be entitled (without the need to post any bond) to injunctive relief, in

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addition to any other remedy that it may have, in the event of any such breach; and (d) the existence of any claims that it may have against the other Party, whether under this Agreement, any Ancillary Agreement or otherwise, shall not be a defense to (or reason for the delay of) the enforcement by the other Party  of any of its rights or remedies under Section 1.2 or this Article 12.

13.

Miscellaneous

13.1

Notices.

  All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be delivered personally, sent by facsimile transmission, delivered by a recognized overnight courier or express mail service for next Business Day delivery (and requiring proof or delivery or receipt) or posted in the United States mail by registered or certified mail, with postage pre-paid, return receipt requested, and shall be deemed given when so delivered personally, sent by facsimile transmission with electronic confirmation of receipt (if receipt is before 5:00 p.m. local time on a Business Day, and otherwise it shall be deemed given on the subsequent Business Day), the next day after delivered to such overnight courier or express mail service or three (3) Business Days after the date of mailing, as follows:

If to Buyer to:

Par Pharmaceutical, Inc
300 Tice Boulevard
Woodcliff Lake, NJ 07677
Attn:  General Counsel
Tel. No.:  201-802-4215
Fax No.:  201-802-4225

With copies to (which shall not constitute notice):

K&L Gates LLP
599 Lexington Avenue
New York, NY  10022
Attn:  Whitney John Smith, Esq.
Tel. No.:  212-536-3930
Fax No.:  212-536-3901

If to Seller or to a QOL Member, to:

QOL Medical, LLC
5400 Carillon Point
Kirkland, WA 98033
Attn: Edwin Hernandez
Tel. No.:  866-469-3773
Fax No.:  775-640-2736

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With copies to (which shall not constitute notice):

William Bryant

325 Five Acre Road

Alpharetta, GA 30004

Tel. No.:  678-366-9382

Fax No.:  678-669-2265

And to:

Jones Day

1420 Peachtree Street, N. E.

Suite 800,

Atlanta, GA 30309

Attn: Milford B. Hatcher, Jr. Esq.

Tel. No.: 404-521-3939

Fax No.: 404-581-8330

And to:

PELICAN MEDICAL, LLC
P.O. Box 6359
Vero Beach, FL  32961
Attn: Derick Cooper
Tel No.:772-231-3715
Fax No.:772-365-3375

And to:

Ballast Point Ventures, L.P.

880 Carillon Parkway

St. Petersburg, FL 33716

Attn:  Drew Graham

Tel.  No.: 727-567-1500

Fax No.: 727-567-1515

Any Party may, by notice given in accordance with the provisions of this Section 13.2 to the other Parties, designate another address or individual for receipt of notices hereunder.

13.2

Entire Agreement.

  This Agreement (and all annexes, exhibits and schedules attached hereto and the Ancillary Agreements and all other documents delivered in connection herewith) contains the sole and entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior discussions and agreements between the Parties with respect to the subject matter hereof.

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13.3

Waiver.

  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  No waiver by either Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.  All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

13.4

Amendment.

  This Agreement may be amended, supplemented or modified only by a written instrument duly executed by each Party.

13.5

Third Party Beneficiaries.

  The terms and provisions of this Agreement are intended solely for the benefit of each Party and its respective successors or permitted assigns and it is not the intention of the Parties to confer third party beneficiary rights upon any other Person, except as provided in Sections 10.2 and 10.3 and Annex 2.

13.6

Assignment; Binding Effect.

  This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and assigns.  This Agreement may not be assigned or transferred (by merger or otherwise) by Seller or any QOL Member without the prior written consent of Buyer.  Any transfer in violation of this Section 13.6 shall be null and void.   Buyer may assign or delegate any or all rights or obligations hereunder without the consent of Seller or any QOL Member; provided that Buyer shall remain liable for any such obligations assigned.

13.7

Headings.

  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

13.8

Severability.

  If in any jurisdiction any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

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13.9

Governing Law.

  This Agreement and the legal relations among the parties shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws thereof other than Section 5-1401 of the New York General Obligations Law).

13.10

Consent to Jurisdiction and Forum Selection.

  The Parties hereby consent to the jurisdiction of the federal and New York State courts located in Manhattan (NYC) and agree that service of process by certified mail, return receipt requested, shall, in addition to any other methods permitted by applicable Law, constitute personal service for all purposes.

EACH OF THE PARTIES IRREVOCABLY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE ANCILLARY AGREEMENTS.

13.11

Expenses.

  Except as otherwise expressly provided in this Agreement, each Party shall pay its own expenses and costs incidental to the preparation of this Agreement and to the consummation of the transactions contemplated hereby.

13.12

Counterparts.

  This Agreement may be executed in any number of counterparts and by facsimile or other electronic transmission, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

14.

Definitions.

14.1

Defined Terms.

  As used in this Agreement, the following defined terms have the meanings described below:

“Acquired Assets” means all properties, assets and rights owned, licensed or leased by Seller of whatever kind and nature, tangible or intangible, primarily related to the Product, including the following:

(a)

the Regulatory Approvals;

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(b)

the Books and Records;

(c)

the Marketing Materials;

(d)

the Product Intellectual Property;

(e)

the Assumed Contracts;

(f)

all causes of action arising out of or related to the Product or any Acquired Asset or infringement thereof, including the Litigation Matter;

(g)

all prepayments made to third parties with respect to the Product, including any unused prepayments to Patheon, Inc. in connection with the contemplated technology transfer of Product manufacturing to Patheon, Inc.;

(h)

the Inventory; and

(i)

any and all tooling specific to the manufacture of the Product that is owned by Seller;

provided, however, that Acquired Assets do not include licenses or continuing contractual rights pursuant to (A) that certain Asset Purchase Agreement, dated as of October 14, 2005, by and between Seller and Questcor Pharmaceuticals, Inc. (“Questcor”), (B) that certain Clarification Agreement, dated as of September 23, 2005, by and between MDRNA Inc. (formerly Nastech Pharmaceutical Company, Inc.) (“MDRNA”) and Seller, (C) that certain Asset Purchase Agreement, dated as of June 16, 2003, by and between MDRNA and Questcor, together with the Assignment Agreement, dated as of October 14, 2005, by and between Questcor and Seller, or (D) that certain Amended and Restated Supply Agreement, dated as of October 14, 2005, by and between MDRNA and Seller.

“Affiliate” means, with respect to any Person, any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Ancillary Agreements” means the Escrow Agreement, the Assignment and Assumption Agreement, the Trademark Assignment Agreement, the Patent Assignment Agreement, the Standstill Agreement and any other agreement, certificate or document between the Parties and executed or delivered pursuant to or in connection with the Closing hereunder.

“ANU” has the meaning set forth in Section 9.11.

“Assets and Properties” of any Person means all assets and properties of any kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash,

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cash equivalents, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and intellectual property.

“Assignment and Assumption Agreement” means the Bill of Sale and Assignment and Assumption Agreement, dated the Closing Date, between Seller and Buyer, substantially in the form of Exhibit C.

“Assumed Contract” means each Contract designated as an Assumed Contract on the list of Contracts set forth on Schedule 5.7(b)(ii), excluding any Excluded Rights under any such Contract.

“Assumed Liabilities” means (a) all Liabilities and obligations under or pursuant to the Assumed Contracts arising or relating to periods after the Closing Date, (b) all Liabilities and obligations relating to recalls or product liability claims or threatened claims or injuries caused by Product manufactured, marketed, sold or delivered by Buyer after the Closing, except to the extent that such Product was included in Inventory and was defective when delivered by Seller to Buyer hereunder, (c) Product returns for sales of Product made by Seller prior to, or by Buyer after, the Closing in accordance with Section 7.16, and (d) all costs, expenses and claims associated with the continuation of the Litigation Matter after the Closing, but excluding the costs and expenses incurred by Seller after the Closing Date associated with a prompt dismissal of Seller from the Litigation Matter; provided, however, if either the court does not permit Seller to be dismissed promptly from such matter or Buyer requests Seller to continue as a party to such matter, Assumed Liabilities shall include all attorney’s fees and all other costs and expenses of Seller thereafter related to the Litigation Matter, provided, that Seller uses Buyer’s legal counsel and Buyer controls the Litigation Matter.

“Books and Records” means all files, documents, instruments, papers, books and records (including all technological, scientific, chemical, biological, pharmacological, toxicological, developmental, distribution, marketing, regulatory or other materials and information) owned by Seller and relating primarily to the Product, including any pricing lists, customer lists, vendor lists, financial data, items set forth on Schedule 5.9(b),  Regulatory Documentation, clinical data, safety data, litigation materials, adverse claims or demands, investigation information or files, Trademark registration certificates, Trademark renewal certificates, and other documentation relating primarily to the Product or any Acquired Asset, but excluding any such items (a) to the extent that any applicable Law prohibits their transfer and (b) to the extent such items are included in the definition of “Marketing Materials”.  The Parties acknowledge and agree that (i) to the extent that any books and records contain information of the above nature that relates primarily to the Product but also relates secondarily to any product other than the Product, Seller shall provide to Buyer the originals of such books and records and keep a copy; provided, however, that some or all of the information therein relating to any product other than the Product may be redacted to delete such information and (ii) to the extent that any books and records contain information of the above nature that relates primarily to any product other than the Product relates secondarily to the Product, Seller shall provide to Buyer copies of such books and records; provided, however, that some or all of the information therein relating to any product other than the Product may be redacted to delete such information.

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“Business Day” means a calendar day other than Saturday, Sunday or any other calendar day on which banks located in New York are authorized or obligated to close.

“Buyer” has the meaning set forth in the preamble to this Agreement.

“Buyer Governmental Consents” has the meaning set forth in Section 6.3.

“Buyer Indemnified Parties” has the meaning set forth in Section 10.2(a).

“Cardinal” has the meaning set forth in Section 7.16.

“Claims Limitation” has the meaning set forth in Section 10.5(b).

“Closing” has the meaning set forth in Section 4.1.

“Closing Date” means the date that the Closing actually occurs as provided in Section 4.1.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Creditors” means FCC, LLC and Full Circle Partners, LP.

“Company Indebtedness” means the indebtedness and other obligations of the Company for amounts owing under that certain Loan and Security Agreement, by and among Seller and the Company Creditors, dated November 30, 2007, and the other Loan Documents (as defined therein).

“Confidential Information” means any and all information (oral or written) relating exclusively to  the Product or any Acquired Asset  including to the extent exclusively related to the Product, the terms of this Agreement, information relating to the Product Intellectual Property, the Marketing Materials, the Regulatory Documentation, pricing techniques, procurement and sales activities and procedures, proprietary information, business methods and strategies (including acquisition strategies), customer and supplier lists, data processing reports, customer sales analyses, invoice, price lists or information, and information pertaining to any lawsuits or governmental investigation, except such information that is in the public domain (such information not being deemed to be in the public domain merely because it is embraced by more general information that is in the public domain) other than as a result of a breach of any of the provisions.

“Contract” means any and all legally binding commitments, contracts, purchase orders, leases, licenses, security agreements or other agreements, whether written or oral.

“Corporate Names” means all NDC numbers of Seller and all Trademarks owned by, licensed to, controlled by or used by Seller, whether or not registered, including the name “QOL”, but excluding the Trademarks of the Product.

“Current NDC Number” has the meaning set forth in Section 7.9(a).

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“Damages” has the meaning set forth in Section 10.2(a).

“Deductible” has the meaning set forth in Section 10.5(a).

“Defending Party” has the meaning set forth in Section 7.17.

“Escrow Account” has the meaning set forth in Section 3.1(b)(i).

“Escrow Agent” means TD Bank, National Association.

“Escrow Agreement” means the Escrow Agreement by and among Buyer, Seller and the Escrow Agent, substantially in the form attached as Exhibit D.

“Escrow Amount” has the meaning set forth in Section 3.1(b)(i).

“Escrow Release Date” has the meaning set forth in Section 3.1(c).

“Excluded Assets” means all Assets and Properties of Seller other than the Acquired Assets.  It is specifically noted that Seller’s accounts receivable and cash collected by Seller with respect to Products (or any other products of Seller) sold prior to Closing and, subject to Section 7.13, any prepayments with respect to Seller’s insurance policies are Excluded Assets.

“Excluded Liabilities” means all Liabilities of Seller other than the Assumed Liabilities.

“Excluded Rights” means, with respect to any Assumed Contract, any rights of any Seller Indemnified Party to seek and obtain defense and indemnification thereunder from any indemnifying party pursuant to the terms and conditions of the applicable Assumed Contract based on any Damages incurred by any Seller Indemnified Party, whether prior to, on or after the Closing Date, that (a) are attributable to occurrences and circumstances arising prior to the Closing, and (b) are otherwise subject, prior to the Closing, to an obligation of defense or indemnity by any indemnifying party.

“FDA” means the United States Food and Drug Administration and any successor agency thereto.

“Filing Deadline” has the meaning set forth in Section 5.10(c).

“Final Payoff Amount” means the amounts necessary to obtain the release of the Liens of the Company Creditors in the Acquired Assets as provided in the Payoff Letter.

“GAAP” has the meaning set forth in Section 5.6.

“Governmental or Regulatory Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or South Korea, or any supra-national organization, state, county, city or other political subdivision thereof.

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“ICS” has the meaning set forth in Section 5.6

“Indemnifying Party” has the meaning set forth in Section 10.4(a).

“Indemnitee” has the meaning set forth in Section 10.4(a).

“Inventory” means all finished, work in progress and raw material inventory of Product owned as of the Closing by Seller, whether held at a location or facility of Seller (or of any other Person on behalf of Seller), or in transit to or from Seller (or any such other Person), as all set forth on Schedule 14.1(a), which shall be updated by Seller as of the Closing Date, excluding lot numbers 8002, 8003 and 8004.

“Knowledge of Seller” means facts or other information actually known by either of the two senior managers of Seller or which a prudent individual in such position could be expected to discover in the course of conducting a reasonably comprehensive investigation of the relevant subject matter.

“Law” means any federal, state or local law, statute or ordinance, or any rule, regulation, or published guidelines or pronouncements having the effect of law promulgated by any Governmental or Regulatory Authority.

“Legacy IP” means, to the extent not included on Schedule 14.1(b), (a) all data, information and methods associated at any time with the Product and its ingredients but not found in the Regulatory Documentation, (b) all data and methods associated at any time with testing of the Product and its ingredients but not found in the Regulatory Documentation, (c) all formulations of the Product that in the past have been used in the manufacture of the Product, and (d) all methods of manufacturing that in the past have been used in manufacturing the Product, in each case, to the extent owned or controlled by Seller.

“Liability” means any liability (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and due or to become due), including any liability for Taxes.

“Liens” has the meaning set forth in Section 5.8.

“Litigation Matter” means the suit styled QOL Medical, LLC v. Fleming & Company, Pharmaceuticals, Case No. 3:2009cv00001, filed on January 2, 2009 in the Southern District Court of California.

“Marketing Materials” means all market research, marketing plans and strategies, media plans, advertising, branding, messages, form letters, sales force training materials, advertising, promotional and marketing data, advertising and promotional materials and literature, in each case developed by or on behalf of Seller with respect solely to the Product; provided, that “Marketing Materials” shall exclude the labeling of the Product, which shall be deemed part of the Regulatory Approvals.

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“Material Adverse Effect” means a material development with respect to the Product and the Acquired Assets that, taken as a whole, materially threatens the ability of Buyer to manufacture, market or sell the Product or have the Product manufactured (other than the financial condition of MDRNA Inc. (formerly Nastech Pharmaceutical Company, Inc.)), marketed or sold or otherwise threatens the commercial viability of the Product; provided, that none of the following shall be deemed to constitute a Material Adverse Effect: any adverse change, event, development, or effect arising from or relating to (a) general business or economic conditions, including such conditions related to the business of Seller, (b) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (c) financial, banking, or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (d) changes in United States generally accepted accounting principles or (e) the taking of any action expressly required by this Agreement and Ancillary Agreements, in each case, so long as the Product and the Acquired Assets, taken as a whole, are not disproportionately affected thereby.

“McKesson” has the meaning set forth in Section 7.16.

“MDRNA Transaction” means the transactions described in that certain Asset Purchase Agreement by and between MDRNA Inc. (formerly Nastech Pharmaceutical Company, Inc.) and Buyer, dated as of the date hereof.

“McKesson” has the meaning set forth in Section 7.16.

“NDC” means the unique identifying number assigned to a drug product, including the labeler code, product code and package code, in connection with the drug listing requirements of section 510(j) of the Federal Food, Drug, and Cosmetic Act and applicable FDA rules and regulations.

“NDC Number” has the meaning set forth in Section 7.9(a).

“NDC Number Termination Date” has the meaning set forth in Section 8.9(b).

“Order” means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

“Party” or “Parties” has the meaning set forth in the preamble.

“Patents” means United States Patents Nos. 7,229,636 and 7,404,489, United States Patent Applications Nos. 12/079,875 and 12/142,240 and international patent application No. PCT/US06/024685 as well as (a) any continuations, continuations in part, divisional, national phase application or foreign counterpart of any of the foregoing (including all patents issuing thereon), (b) the rights to any and all extensions, and supplementary protection certificates related to all of the foregoing and (c) the right to file for any and all extensions,

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exclusivities, and supplementary protection certificates that may appertain to any and all of the foregoing.

“Patent Assignment” means the Patent Assignment, dated the Closing Date, between Seller and Buyer, substantially in the form of Exhibit E.

“Payoff Letter” has the meaning set forth in Section 7.18.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

“Product” means the pharmaceutical products that were approved pursuant to the Seller NDAs prior to Closing.

“Product Intellectual Property” means

(a)

the items set forth on Schedule 14.1(b);

(b)

the Legacy IP;

(c)

the technology, trade secrets, know-how, and other proprietary information, including any such chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, safety, efficacy, bioequivalency, quality assurance, quality control and clinical data, that is owned by Seller and related primarily to Product or the manufacture, validation, packaging, release testing, stability or shelf life of the Product, including any such information contained or embodied in the product formulations, research records, product specifications, manufacturing, engineering and other manuals and drawings, standard operating procedures, flow diagrams, annual product reviews, process validation reports, analytical method validation reports, specifications for stability trending and process controls, testing and reference standards for impurities in and degradation of the Product, technical data packages, chemical and physical characterizations, dissolution test methods and results, formulations for administration, clinical trial reports, regulatory communications, regulatory filings and data generated in connection with the testing of the Product, and labeling;

(d)

the Trademarks; and

(e)

the Patents.

Additionally, the Product Intellectual Property shall include the right to file for, maintain, and enforce any available intellectual property protection or rights that may pertain to any individual item within the Product Intellectual Property.

“Purchase Price” shall have the meaning set forth in Section 3.1(a).

“QOL Members” has the meaning set forth in the preamble.

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“Reasonable Best Efforts” means such prompt, substantial and reasonably persistent efforts as a prudent Person desirous of achieving a result would use in similar circumstances; provided that the Parties shall be required to expend only such efforts and  resources to achieve such results as are commercially reasonable in similar circumstances without the requirement of any action or expenditure that is clearly disproportionate or clearly unduly burdensome.

“Rebate” means any rebate, discount, reimbursement, administrative fee, chargeback or other payment payable pursuant to (a) state Medicaid, Medicare or other state and governmental pharmaceutical assistance programs, including with respect to any program of the U.S. Department of Veterans Affairs or (b) Contracts between Seller or Buyer and managed care organizations (including pharmacy benefit management companies, health plans and insurance companies) or other customers, in each case relating to utilization or sale of the Product during any particular period.

“Regulatory Approvals” means (a) the Seller NDAs and (b) all current manufacturing and marketing authorizations and regulatory approvals relating to the manufacturing or marketing of the Product outside of the United States, to the extent that Seller has ownership or control thereof or rights thereto (including all additions, supplements, extensions and modifications thereto and the official regulatory files relating thereto).

“Regulatory Documentation” means (a) registrations or applications for, or other filings or submissions with respect to, the Regulatory Approvals to the extent made by Seller or in the possession or control of Seller, including reports, data and other written materials filed by Seller or in the possession or control of Seller as part of or referenced in, the Regulatory Approvals, and the Seller’s risk management plan (or any other risk management plan in the possession or control of Seller) with respect to the Product, (b) any other filings or submissions with respect to the Product made by (or in the possession or control of) Seller with any Governmental or Regulatory Authority other than the FDA, (c) compliance documentation, including complaint history, compliance history (including any field alerts, market withdrawals and recalls), pharmacovigilance, requests for additional scientific information with respect to the Product, manufacturing change controls, process/lab investigations, stability protocols and test data and product development packages and (d) written communications, and written summaries and minutes of other communications, with the FDA or other Governmental or Regulatory Authorities to the extent relating to any of the foregoing, in each case, that are owned by Seller or in the possession or control of Seller as of the Closing Date.

“Restrictive Contract” has the meaning set forth in Section 5.7(a).

“Restricted Period” has the meaning set forth in Section 12.1.

“Sales Tax Certificate” has the meaning set forth in Section 7.14.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Seller Consents” has the meaning set forth in Section 5.3(b).

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“Seller Governmental Consents” has the meaning set forth in Section 5.3(a).

“Seller NDAs” means New Drug Application #21-642, New Drug Application #19-722 and Investigative New Drug Application #25,696 filed pursuant to Section 505(b) of the Federal Food, Drug, and Cosmetic Act, including all periods of exclusivity awarded or attached thereto, and applicable FDA rules and regulations for marketing authorization within the United States (including all additions, supplements, extensions and modifications thereto and the official regulatory files relating thereto).

“Seller Third Party Consents” has the meaning set forth in Section 5.3(b).

“Seller Indemnified Parties” has the meaning set forth in Section 10.2(b).

“Standstill Agreement” means the Standstill Agreement, dated as of March 31, 2009, by and among Buyer, Seller, Velos and ANU.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, recording, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Tax Allocation” has the meaning set forth in Section 3.2.

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental or Regulatory Authority in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Law relating to any Tax.

“Trade Dress” means the current packaging and labeling of the Product as currently approved by the FDA.

“Trademark” means those items listed on Schedule 5.10(c) and all goodwill associated therewith.

“Trademark Assignment” means the Trademark Assignment, dated the Closing Date, between Seller and Buyer, substantially in the form of Exhibit F.

“Velos” has the meaning set forth in Section 9.11.

“Wholesalers” has the meaning set forth in Section 7.16.

14.2

Construction of Certain Terms and Phrases.

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(a)

When the context in which words are used in this Agreement indicates that such is the intent, words used in the singular shall have a comparable meaning when used in the plural, and vice versa; pronouns stated in the masculine, feminine or neuter shall include each other gender.

(b)

The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

(c)

The term “including” is not limiting and means “including, without limitation.”

(d)

Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are disclosed to Buyer, (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation, except that for purposes of determining the accuracy of any representation and warranty, such reference shall only be to such statute or regulation as in effect on the date the representation and warranty was made and (iii) references to “Sections,” “Schedules”, “Exhibits” or “Annexes” are to sections, schedules, exhibits or annexes, as applicable, of this Agreement.

14.3

Disclosure Schedules.

  The schedules referred to herein and delivered pursuant to and attached to this Agreement (collectively, “Disclosure Schedules”) are integral parts of this Agreement.  The disclosure of an item on a particular Disclosure Schedule as an exception to a specific representation or warranty will be deemed adequately disclosed as an exception with respect to all other representations or warranties, notwithstanding the presence or absence of an appropriate cross reference thereto, to the extent that the relevance of such item to such other representations or warranties is reasonably apparent on the face of such item and such item describes the relevant facts in reasonable detail.  Without limiting the generality of the foregoing, the mere listing, or inclusion of a copy, of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein, unless the representation or warranty is being made as to the existence of the document or other item itself.  Seller is responsible for preparing and arranging the Disclosure Schedules corresponding to the lettered and numbered sections of Section 5.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

BUYER

PAR PHARMACEUTICAL, INC.

By: /s/ John A. MacPhee

Name:  John A. MacPhee

Title:   President, Strativa Pharmaceuticals, a division

      of Par Pharmaceutical, Inc.

SELLER

QOL MEDICAL, LLC

By: /s/ Edwin B. Hernandez

Name: Edwin B. Hernandez

Title:  Chief Operating Officer

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IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

QOL MEMBER

For purposes of Annexes 1 and 2 only.

/s/ Trevor Blake

Trevor Blake

QOL MEMBER

For purposes of Annexes 1 and 2 only.

/s/ Edwin Hernandez

Edwin Hernandez

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IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

QOL MEMBER

For purposes of Annex 2 only.

BALLAST POINT VENTURES L.P.

By: Ballast Point Venture Partners, L.P., its general partner

By: RJ Ventures, LLC, its general partner

By:

/s/ Drew Graham

Name: Drew Graham

Title:  Managing Member

QOL MEMBER

For purposes of Annex 2 only.

BALLAST POINT VENTURES E.F., LP

By: Ballast Point Venture Partners, L.P., its general partner

By: RJ Ventures, LLC, its general partner

By:

/s/ Drew Graham

Name: Drew Graham

Title:  Managing Member

QOL MEMBER

For purposes of Annex 2 only.

H III PRIVATE EQUITY, LLC

By:/s/ James A. Haskin, III

Name:  James A. Haskin, III

Title:   Managing Member

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IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

QOL MEMBER

For purposes of Annex 2 only.

PELICAN MEDICAL, LLC

By:/s/ Frederick E. Cooper

Name: Frederick E. Cooper

Title:   Manager

QOL MEMBER

For purposes of Annex 2 only.

CONIFER PARTNERS I, LLC

By: /s/ C.Bradford Jackson

Name:  C. Bradford Jackson

Title:  President, Southwest Asset Advisors, Inc.

Member Manager, Conifer Advisors, LLC

Member Manager, Conifer Partners I, LLC

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Annex 1

NON-COMPETITION PROVISIONS

This Annex 1 is part of the Asset Purchase Agreement, dated March __, 2009 (the “Purchase Agreement”), by and among Par Pharmaceutical, Inc., a Delaware corporation (“Buyer”), QOL Medical, LLC, a Delaware limited liability company (“Seller”), and the members of Seller who are signatories to the Purchase Agreement (each, a “QOL Member”).  Buyer, Seller and the QOL Members are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties”.  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

ARTICLE I

NON-COMPETITION; REMEDY

Section 1.1

Non-Competition.  Trevor Blake and Edwin Hernandez each acknowledges with respect solely to himself that (a) Buyer would not have entered into the Purchase Agreement but for the agreements and covenants contained in this Article 1 and (b) the agreements and covenants contained in this Article 1 are essential to protect the value and goodwill of the Acquired Assets.  To induce Buyer to enter into the Purchase Agreement, Mr. Blake and Mr. Hernandez each separately hereby agrees that, following the Closing Date and for a period of three (3) years thereafter (the “Restricted Period”), without the prior consent of Buyer, he shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed or retained by, render services to, provide financing (equity or debt) or advice to, or otherwise be connected in any manner with any business that at any time markets, sells, commercializes or develops or manufactures for sale or distribution (or takes any other action related to any of the foregoing) any pharmaceutical product that contains vitamin B12 to treat B12 deficiencies or maintain B12 levels, anywhere in the world; provided, however, that nothing contained herein shall prevent (i) the purchase or ownership by Mr. Blake or Mr. Hernandez of less than three (3%) percent of the outstanding equity securities of any class of securities of a company registered under Section 12 of the Securities and Exchange Act of 1934, as amended or (ii) the employment or provision of services by Mr. Blake or Mr. Hernandez with a third party which markets, sells, commercializes or develops or manufactures for sale or distribution pharmaceutical products that contain vitamin B12 to treat B12 deficiencies or maintain B12 levels, provided that such products constitute less than 15% of such third party’s business and neither Mr. Blake nor Mr. Hernandez takes any part in the efforts of such third party with respect to such products.

Section 1.2

No Competing Interests.  Mr. Blake and Mr. Hernandez each hereby represents and warrants to Buyer with respect to himself only that he does not have any ownership or other interest in any business that markets, sells, commercializes or develops or manufactures for sale or distribution (or takes any other action related to any of the foregoing) any pharmaceutical product that contains vitamin B12 to treat B12 deficiencies or maintain B12 levels, anywhere in the world. Mr. Blake and Mr. Hernandez each with respect to himself only hereby represents and warrants to Buyer that neither he nor any of his Affiliates has or shares

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with Seller any ownership or other interest in any Acquired Asset (other than indirectly through membership interest in the Seller).

Section 1.3

Remedies for Breach.  Mr. Blake and Mr. Hernandez each acknowledges and agrees with respect to himself only that: (a) Buyer would be irreparably injured in the event of a breach by him of any of the obligations imposed on him under this Article 1; (b) monetary damages would not be an adequate remedy for such breach by him; (c) Buyer shall be entitled (without the need to post any bond) to injunctive relief, in addition to any other remedy that it may have, in the event of any such breach; and (d) the existence of any claims that he may have against Buyer, whether under this Agreement, any Ancillary Agreement or otherwise, shall not be a defense to (or reason for the delay of) the enforcement by Buyer of any of their rights or remedies under this Article 1.

Section 1.4

Separate Obligations.  For avoidance of doubt, all covenants and obligations contained in this Annex 1 are separate and distinct with respect to Mr. Blake and Mr. Hernandez and neither undertakes (nor shall he be liable for breaches with respect to) any covenants or obligations with respect to the other person.  Buyer shall look solely to the person to with the breach relates with respect to any breach of any covenant or obligation by Mr. Blake or Mr. Hernandez under this Annex 1.

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Annex 2

CERTAIN PROVISIONS APPLICABLE TO QOL MEMBERS

This Annex 2 is part of the Asset Purchase Agreement, dated March __, 2009 (the “Purchase Agreement”), by and among Par Pharmaceutical, Inc., a Delaware corporation (“Buyer”), QOL Medical, LLC, a Delaware limited liability company (“Seller”), and the members of Seller who are signatories to the Purchase Agreement (each, a “QOL Member”).  Buyer, Seller and the QOL Members are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties”.  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE QOL MEMBERS

Each of the QOL Members represents and warrants, solely with respect to himself or itself and not with respect to any other QOL Member or the Seller, to Buyer as of the date of the Purchase Agreement and as of the Closing Date, as follows:

Section 2.1

Capacity; Authority; Organization; Good Standing; Power.

(a)

In the case of a QOL Member who is an individual, such QOL Member has the legal capacity to execute and deliver this Agreement and to perform the obligations required of it under this Annex 2.  In the case of a QOL Member that is an entity, (i) such QOL Member is duly organized, validly existing and, to extent applicable, in good standing under the Laws of the jurisdiction under which it was formed, and has all requisite entity power and authority to enter into this Agreement  and to perform the obligations required of it under this Annex 2, and (ii) the execution and delivery by such QOL Member of this Agreement and the performance of its obligations under this Annex 2, have been duly authorized by all necessary action on the part of such QOL Member, and such QOL Member has all necessary entity power with respect thereto.

(b)

This Agreement has been duly executed and delivered by such QOL Member and the obligations imposed on him or it in this Annex 2 are  the valid and binding obligations of such QOL Member, enforceable against him/it in accordance with  the terms of this Annex 2, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors rights generally, and (ii) as limited by general principles of equity.

Section 2.2

Non-Contravention.

  The execution and delivery by such QOL Member of this Agreement does not, and the performance by him/it of his/its obligations under this Annex 2 will not:

(a)

conflict with or violate any provisions of the organizational documents of such QOL Member, if applicable; or

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(b)

conflict with or result in a violation or breach of any term or provision of any Law applicable to such QOL Member or the property or assets of such QOL Member.

Section 2.3

Disclaimer of Other Representations and Warranties.

  Except as expressly set forth in this Article 1, no QOL Member makes any representation or warranty, express or implied, at law or in equity, in respect of any of its or Seller’s assets (including, without limitation, the Acquired Assets and the Assumed Liabilities), liabilities or operations, including, without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed.

ARTICLE III

COVENANTS

Section 3.1

Non-Disruption.

  Following the Closing Date and for a period of three (3) years thereafter (the “Restricted Period”), each QOL Member, with respect only to himself or itself, agrees that he or it shall not intentionally, directly or indirectly, interfere with, disrupt or attempt to disrupt any present(including the present relationships included in the Acquired Assets) relationship, contractual or otherwise, between the Buyer, on the one hand, and any of its customers, contractees, suppliers or employees, on the other hand.  For clarification purposes, the selling of competitive products by such QOL Member shall not constitute a violation of the provisions of this Section 12.3.

Section 3.2

Confidentiality.

  From and after the Closing Date, each QOL Member, with respect only to himself or itself, agrees that he or it shall not, at any time communicate, disclose or disseminate any Confidential Information to a third party in any manner whatsoever, except disclosure to their personal financial, tax or legal advisors, lenders and (for any QOL Member that is an entity) its owners or partners and as may be required under legal process by subpoena or other court order; provided, that such Party takes reasonable steps to provide Buyer with sufficient prior written notice in order to contest such requirement or order.

Section 3.3

Remedies for Breach.

Each QOL Member acknowledges and agrees with respect solely to himself or itself and with respect solely to the covenants of such QOL Member (and not with respect to the covenants of any other QOL Member) that: (a) Buyer would be irreparably injured in the event of a breach by such QOL Member of any of the obligations of such QOL Member under this Article 2; (b) monetary damages would not be an adequate remedy for such breach; (c) Buyer shall be entitled (without the need to post any bond) to injunctive relief, in addition to any other remedy that it may have, in the event of any such breach by such QOL Member; and (d) the existence of any claims that any QOL Member may have against Buyer, whether under this Agreement, any Ancillary Agreement or otherwise, shall not be a defense to (or reason for the delay of) the enforcement by Buyer of any of its rights or remedies under this Article 2.

14.4

ARTICLE III

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SEPARATE OBLIGATIONS; SURVIVAL

Section 3.1

For avoidance of doubt, all representations, warranties, covenants and obligations contained in this Annex 2 are separate and distinct with respect to each QOL Member and no QOL Member undertakes (nor shall he or it be liable for breaches with respect to) any representations, warranties, covenants or obligations with respect to any other QOL Member.  Buyer shall look solely to the individual QOL Member to which the breach relates with respect to any breach of any representation, warranty, covenant or obligation by such QOL Member.

Section 3.2

All representations, warranties and covenants of each QOL Member contained in this Annex 2 shall survive the Closing Date and shall remain operative and in full force and effect for a period of thirty-six (36) months following the Closing Date and shall then terminate and be of no further effect; provided, however, that (a) any claims with respect to breach of such representations, warranties and covenants shall survive the time(s) that the representation, warranty or covenant would otherwise terminate with respect to claims of which written notice in reasonable specificity has been given as provided in the Agreement prior to such termination and (b) the covenant contained in Section 2.2 shall survive the Closing Date until the Confidential Information covered by Section 2.2 enters the public domain (such information not being deemed to be in the public domain merely because it is embraced by more general information that is in the public domain) other than as a result of a breach of Section 2.2.

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